                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 25, 2001

                             UNITED RENTALS, INC.
                     UNITED RENTALS (NORTH AMERICA), INC.
            (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)

  ------------------------------------------------------------------------------------------------------------
               Delaware                           1-14387                       06-1522496
  ------------------------------------------------------------------------------------------------------------
               Delaware                           1-13663                       06-1493538
  ------------------------------------------------------------------------------------------------------------
    (State or Other Jurisdiction of                                           (IRS Employer
              Incorporation)               (Commission file Number)        Identification No.)
  -----------------------------------------------------------------------------------------------------------

Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)

Item 9.  Regulation FD Disclosure.

        Exhibits 99.1 and 99.2 are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1      Press release issued by United Rentals, Inc. on July 25, 2001

99.2 Preliminary draft transcript of investor conference call held by United Rentals, Inc. on July 25, 2001

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of July 2001.


                                    UNITED RENTALS, INC.



                                    By:  Michael J. Nolan
                                         ----------------
                                    Name:  Michael J. Nolan
                                    Title:  Chief Financial Officer

Date: July 26, 2001


                                    UNITED RENTALS (NORTH AMERICA), INC.



                                    By:  Michael J. Nolan
                                         ----------------
                                    Name:  Michael J. Nolan
                                    Title:  Chief Financial Officer

Date: July 26, 2001

                                       3